EXHIBIT 10.23

Form of Registration Rights Agreement between the Company and each of the investors in the Company’s December 2008 offering

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of _____________, 200__, by and among Anpath Group, Inc., a Delaware corporation (the “Company”) and each purchaser of securities of the Company pursuant to a Subscription Agreement (as defined below) (each an “Investor” and, collectively, the “Investors”).

WHEREAS, the Company has agreed to issue and sell to the Investors (the “Offering”), and the Investors have agreed to purchase from the Company, an aggregate of up to five hundred (500) units (each a “Unit” and, collectively, the “Units”) for an aggregate purchase price of $5,000,000 (the “Offering Amount”), priced at $10,000 per Unit, with each Unit consisting of (i) a $10,000 aggregate principal amount eight (8%) percent convertible promissory note (each a “Note,” and, collectively, the “Notes”) of the Company, convertible into shares (the “Conversion Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and (ii) a warrant (each a “Warrant” and, collectively, the “Warrants”), to purchase shares (the “Warrant Shares”) of Common Stock as provided in Subscription Agreements between the Company and each of the Investors (the “Subscription Agreement”); and

WHEREAS, the Company has agreed to provide certain registration rights with respect to the resale of (i) the Conversion Shares and (ii) the Warrant Shares, all on the terms and conditions provided herein; and

            WHEREAS, the terms of the Subscription Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Investors to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto hereby agree as follows:

DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

.164 “Business Day” means any day that is not a Saturday or Sunday, or a day on which banks are required or permitted to be closed in the State of North Carolina.

.165 “Closing” shall have the meaning ascribed to such term in the Subscription Agreement.

.166 “Conversion Shares” as defined in the preamble.

.167 “Effectiveness Date” means, with respect to the Initial Registration Statement, the earlier of: (i) (a) in the event that the Registration Statement is not subject to review by the SEC, the one hundred twentieth (120th) calendar day after the Final Closing Date and (b) in the event that the Registration Statement is subject to review by the SEC, the one hundred sixtieth (160th) calendar day after the Final Closing Dateand (ii) the fifth Trading Day following the date on which the Company is notified by the SEC that the effectiveness of the Registration Statement may be accelerated and, with respect to any additional Registration Statements which may be required to be filed hereunder pursuant to Section 3(d) or otherwise, the earlier of: (i) (a) in the event that the Registration Statement is not subject to review by the SEC, the one hundred twentieth (120th) calendar day after the date on which the Registration Statement is required to be filed hereunder and (b) in the event that the Registration Statement is subject to review by the SEC, the one hundred sixtieth (160th) calendar day after the date such additional Registration Statement is required to be filed hereunder and (ii) the seventh Trading Day following the date on which the Company is notified by the SEC that the effectiveness of such additional Registration Statement may be accelerated; provided, however, that if the Effectiveness Date falls on a Saturday, Sunday or other day, that the SEC is closed for business the Effectiveness Date shall be extended to the next Business Day.

.168 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

.169 “Filing Date” shall mean, with respect to the Initial Registration Statement, the date that is forty-five (45) calendar days after the date of the Final Closing Date, provided, however, that if the Filing Date falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Date shall be extended to the next Business Day.

.170 “Final Closing” shall have the meaning ascribed to such term in the Subscription Agreement.

.171 “Initial Closing” shall have the meaning ascribed to such term in the Subscription Agreement.

.172 “Holder” or “Holders” shall mean the holder or holders, as the case may be, from time to time of Registrable Securities.

.173 “Initial Registration Statement” shall mean the initial Registration Statement filed pursuant to this Agreement.

.174 “Investors” as defined in the preamble; provided, however, that the term “Investors” shall not include any Investors that do not own or hold any Registrable Securities.

.175 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind.

.176 “Registrable Securities” shall mean the Conversion Shares and the Warrant Shares.

.177 “Registration Statement” means any one or more registration statements required to be filed pursuant hereto with the SEC by the Company on Form S-3, or in the event the Company is not eligible to use Form S-3, on Form S-1, for the purpose of registering the Registrable Securities, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

.178 “Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act and any successor or substitute rule, law or provision.

.179 “Rule 172” means Rule 172 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

.180 “Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

.181 “SEC” shall mean the United States Securities and Exchange Commission.

.182 “SEC Guidance” means (i) any publicly-available written guidance, or rule of general applicability of the SEC staff, or (ii) oral or written comments, requirements or requests of the SEC staff to the Company in connection with the review of a Registration Statement.

.183 “Securities” shall mean the Units, the Notes, the Conversion Shares, the Warrants, and the Warrant Shares.

.184 “Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

.185 “Trading Day” means (a) if the Common Stock is listed or quoted on the NASDAQ Market or NYSE Alternext (formerly known as the American Stock Exchange), then any day during which securities are generally eligible for trading on the NASDAQ Market or NYSE Alternext, or (b) if the Common Stock is not then listed or quoted and traded on the NASDAQ Market or NYSE Alternext, then any Business Day.

.186 “Warrant Shares” as defined in the preamble.

EFFECTIVENESS. This Agreement shall become effective and legally binding only if the First Closing occurs.

MANDATORY REGISTRATION.

.187 The Company shall be required to file an Initial Registration Statement on or prior to the Filing Date registering the Registrable Securities for resale by the Holders as selling stockholders thereunder.  On or prior to the Filing Date, the Company shall prepare and file with the SEC an Initial Registration Statement for the purpose of registering under the Securities Act the resale of all, or such portion as permitted by SEC Guidance of the Registrable Securities by, and for the account of, the Holders as selling stockholders thereunder, that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  No other securities shall be included in the Initial Registration Statement that is filed except for the Registrable Securities. Each Registration Statement (including the Initial Registration Statement) shall contain the “Plan of Distribution” in substantially the form of attached to the Selling Stockholder Questionnaire attached hereto as Exhibit A (except if otherwise required pursuant to SEC Guidance). The Company shall cause a Registration Statement to be declared effective by the SEC under the Securities Act as promptly as practicable after the filing thereof, but in any event on or prior to the applicable Effectiveness Date.

.188 The Company shall be required to keep a Registration Statement effective until such date that is the earlier of (i) the date that is twelve (12) months after the effective date of the Registration Statement or (ii) the date when all of the Registrable Securities registered thereunder shall have been sold (the “Effectiveness Period”). Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto).

.189 Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities to be registered in the Initial Registration Statement, the number of Registrable Securities to be registered for each Holder on such Registration Statement will be reduced on a pro-rata basis.  The Company shall file a new Registration Statement as soon as reasonably practicable covering the resale by the Holders of not less than the number of such Registrable Securities that are not registered in the Initial Registration Statement.  The Company shall not be liable for liquidated damages under Section 5(a) as to any Registrable Securities which are not permitted by the SEC to be included in a Registration Statement due to SEC Guidance.  In such case, any liquidated damages payable under Section 5(a) shall be calculated to apply only the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement.

.190 If during the Effectiveness Period, subject to Section 3(a) and Section 3(c), the Company becomes aware that the number of Registrable Securities at any time exceeds the number of Registrable Securities then registered for resale in a Registration Statement, then the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities that are not then registered.

.191 Notwithstanding any other provision of this Agreement, if during the Effectiveness Period any of the Registrable Securities become eligible for resale without restriction pursuant to Rule 144 (the “Rule 144 Eligible Securities”) then the number of Registrable Securities outstanding at any one time shall be reduced by the number of Rule 144 Eligible Securities and the Company may at its option file an amendment to any Registration Statement to reduce the number of Registrable Securities accordingly.  The Company acknowledges that the Company’s obligation to file its periodic disclosure documents for the twelve (12) month period preceding the date of sale is a “restriction” as that term is used in the first sentence of this Section 3(e).

PIGGYBACK REGISTRATION.

.192 If, at any time, commencing on the date of the Final Closing Date, the Company proposes to prepare and file with the SEC a registration statement under the Securities Act, the Company will give written notice to each Holder of its intention to do so pursuant to Section 15(c) and shall include all of the Registrable Securities in such registration statement; provided, however, that in connection with any offering involving an underwriting of shares of Common Stock, the Company shall not be required to include the Registrable Securities of any Holder in such registration statement unless such Holder accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.  In the event that the underwriters determine that less than all of the Registrable Securities required to be registered can be included in such offering, then the Registrable Securities that are included shall be apportioned to the Holders on a pro-rata basis.  The Company shall use its best efforts to effect the registration under the Securities Act of the Registrable Securities at the Company’s sole cost and expense (other than any commission, discounts or counsel fees payable by the Holders, as further provided in Section 7 hereof).

.193 Notwithstanding the preceding provision of this Section 4, the Company shall have the right any time after it shall have given written notice pursuant to this Section 4 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

.194 The Company shall use its commercially reasonable efforts to cause the registration statement filed pursuant to this Section 4 to become effective as promptly as possible under the circumstances at the time prevailing and, if any stop order shall be issued by the SEC in connection therewith, to use its reasonable efforts to obtain the removal of such order.

.195 To the extent any Registrable Securities of the Holders are included in such registration statement, the Company shall notify each Holder by facsimile or e-mail as promptly as practicable, and in any event, within two (2) Trading Days, after such registration statement is declared effective and shall simultaneously provide the Holders with a copy of any related prospectus to be used in connection with the sale or other disposition of the Registrable Securities covered thereby.

PENALTIES/SUSPENSION OF A REGISTRATION STATEMENT.

.196 If: (i) the Initial Registration Statement or any other Registration Statement is not filed on or prior to the Filing Date or, (ii) the Initial Registration Statement or any other Registration Statement is not declared effective (or otherwise does not become effective) on or prior to the Effectiveness Date (any such failure being referred to as an “Event,” and the date on which such Event occurs being referred to as “Event Date”), then, in addition to any other rights the Investors may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor on a monthly basis within five (5) Business Days of the end of the month an amount in cash, as partial liquidated damages and not as a penalty, equal to one-half of one percent (0.5%) of the aggregate purchase price paid by such Investor pursuant to the Subscription Agreement for any Registrable Securities then held by such Investor that are not then eligible for resale pursuant to the Initial Registration Statement or other Registration Statement. The parties agree that the maximum aggregate liquidated damages payable to an Investor under this Agreement shall be six (6%) percent of the aggregate amount paid by such Investor for its respective Securities pursuant to the Subscription Agreement. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

.197 The Company shall notify each Holder by facsimile or e-mail as promptly as practicable, and in any event, within two (2) Trading Days, after a Registration Statement is declared effective and shall simultaneously provide the Holders with a copy of any related prospectus to be used in connection with the sale or other disposition of the Registrable Securities covered thereby.

.198 No Investor shall be entitled to a payment pursuant to this Section 5 if effectiveness of a Registration Statement has been delayed or a prospectus has been unavailable as a result of (i) a failure by such Investor to promptly provide on request by the Company the information required under the Subscription Agreement or this Agreement or requested by the SEC as a condition to effectiveness of a Registration Statement; (ii) the provision of inaccurate or incomplete information by such Investor; or (iii) a statement or determination of the SEC that any provision of the rights of the Investor under this Agreement are contrary to the provisions of the Securities Act.

OBLIGATIONS OF THE COMPANY. In the event the Company files a Registration Statement with the SEC in connection with Section 3 or Section 4 hereof that covers the Registrable Securities and uses its reasonable efforts to cause a Registration Statement to become effective, the Company shall:

.199  Use reasonable efforts to prepare and file with the SEC such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Registration Statement;

.200  Furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 6(a) above) as the selling Holders may reasonably request in order to facilitate the disposition of such selling Holders’ Registrable Securities;

.201  Use reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during a period of effectiveness, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a prospectus in connection with any disposition of Registrable Securities; notify the selling Holders of the happening of any event as a result of which the prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, subject to Section 12 hereof, the Company will promptly prepare (and, when completed, give notice and provide a copy thereof to each selling Holder) a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, that upon such notification by the Company (which shall be a Suspension pursuant to Section 12), the selling Holders will not offer or sell Registrable Securities until the Company has notified the selling Holders that it has prepared a supplement or amendment to such prospectus and filed it with the SEC or, if the Company does not then meet the conditions for the use of Rule 172, delivered copies of such supplement or amendment to the selling Holders (it being understood and agreed by the Company that the foregoing provision shall in no way diminish or otherwise impair the Company’s obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 6(c) and deliver copies of same as above provided in Section 6(b) hereof); and

.202  Use reasonable efforts to register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such states as shall be reasonably appropriate in the opinion of the Company, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Securities be borne by the selling Holders, then the selling Holders shall, to the extent required by such jurisdiction, pay their pro-rata share of such qualification expenses.

.203 Subject to the terms and conditions of this Agreement, including Section 3 and Section 4 hereof, the Company shall use its reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each Holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding such purpose.

.204  The Company shall comply with all requirements of the Financial Industry Regulatory Authority, Inc. (“FINRA”) with regard to the issuance of the Registrable Securities and the listing thereof on the OTC Bulletin Board and such other securities exchange or automated quotation system, as applicable.

OBLIGATIONS OF THE HOLDERS.

.205 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each of the selling Holders shall furnish to the Company a completed Selling Stockholder Questionnaire in the form attached as Exhibit A hereto (the “Selling Stockholder Questionnaire”) and such other information regarding them and the Securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement. The Company shall not be required to include the Registrable Securities of any Holder who fails to furnish to the Company a fully completed Selling Stockholder Questionnaire at least ten (10) Trading Days prior to the Filing Date. Additionally, each Holder shall promptly notify the Company of any changes in the information furnished in the Selling Stockholder Questionnaire or otherwise to the Company.

.206 Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing that such Holder elects to exclude all of its Registrable Securities from such Registration Statement.

.207 Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c), each Holder shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Holders receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(c) or receipt of notice that no supplement or amendment is required.

.208 Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sale of Registrable Securities pursuant to any Registration Statement.

 EXPENSES OF REGISTRATION.

.209 Except as set forth in Section 6(d), all expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, the Holders shall be required to pay the expenses of counsel and any other advisors for the Holders and any brokerage or other selling discounts or commissions and any other expenses incurred by the Holders for their own account.

.210 Until such time as all of the Registrable Securities have been sold pursuant to an effective Registration Statement, the Company shall take such reasonable action as the Holder may request, all to the extent required from time to time to enable such Holder to sell the Registrable Securities without registration under the Securities Act pursuant to the provisions of Rule 144 under the Securities Act (or any successor provision), provided, however, that it shall be the Holder’s sole responsibility to obtain any required legal opinions and pay any and all fees and expenses related to obtaining any legal opinions, including, but not limited to legal counsel fees.

DELAY OF REGISTRATION. The Holders shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

INDEMNIFICATION.

.211  To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and each officer and director of such selling Holder and each person, if any, who controls such selling Holder, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in a Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to a Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder’s behalf; and will reimburse such selling Holder, or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission made in connection with a Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to a Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with a Registration Statement or any such preliminary prospectus or final prospectus by the selling Holders or (ii) at any time when the Company has advised the Holder in writing that the Company does not meet the conditions for use of Rule 172 and as a result that the Holder is required to deliver a current prospectus in connection with any disposition of Registrable Securities, an untrue statement or alleged untrue statement or omission in a prospectus that is (whether preliminary or final) corrected in any subsequent amendment or supplement to such prospectus that was delivered to the selling Holder before the pertinent sale or sales by the selling Holder.

.212 To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed a Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in a Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to a Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission (i) was made in a Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to a Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Holder expressly for use in connection with a Registration Statement, or any preliminary prospectus or final prospectus or (ii) at any time when the Company has advised the Holder in writing that the Company does not meet the conditions for use of Rule 172 and as a result that the Holder is required to deliver a current prospectus in connection with any disposition of Registrable Securities, was corrected in any subsequent amendment or supplement to such prospectus that was delivered to the selling Holder before the pertinent sale or sales by the selling Holder; and such selling Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or other selling Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of each selling Holder hereunder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities giving rise to such liability, and provided further,  that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Holder(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

.213  Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel satisfactory to the indemnifying party or indemnifying parties, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 10 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action). In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel and one local counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

.214 Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

.215  If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or a Holder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro-rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this subsection to contribute are several in proportion to their sales of Registrable Securities to which such loss relates and not joint. In no event shall the contribution obligation of a Holder be greater in amount than the dollar amount of the net proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 10 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

.216  The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 10, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 10 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in a Registration Statement as required by the Securities Act and the Exchange Act.

 REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, during the two (2) year period after the Final Closing Date, the Company agrees to use reasonable efforts: (i) to make and keep public information available as those terms are understood in Rule 144, and (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to Rule 144, and (iii) undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144.

 SUSPENSION. Notwithstanding anything in this Agreement to the contrary, in the event (i) of any non-voluntary demand on the Company by the SEC or any other federal or state governmental authority during the period of effectiveness of a Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which requires to comply with applicable law the making of any changes in a Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall furnish to the selling Holders a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company setting forth in detail the facts relating to one or more of the above described circumstances, and the right of the selling Holders to use a Registration Statement (and the prospectus relating thereto) shall be suspended for a period (the “Suspension Period”) of not more than ten (10) days after delivery by the Company of the certificate referred to above in this Section 12. During the Suspension Period, none of the Holders shall offer or sell any Registrable Securities pursuant to or in reliance upon a Registration Statement (or the prospectus relating thereto). The Company shall use its best efforts to terminate any Suspension Period as promptly as practicable.

TRANSFER OF REGISTRATION RIGHTS. A Holder shall have the right and may transfer or assign, at any time and from time to time, in whole or in part, to one or more Persons its rights hereunder in connection with the transfer of the Registrable Securities by such Holder to such person, provided that (a) such Holder complies with all laws applicable thereto, (b) the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities to which such registration rights are being transferred, (c) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing (i) that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D and (ii) to be bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit B hereto and a Selling Stockholder Questionnaire in the form attached as Exhibit A hereto.

ENTIRE AGREEMENT. This Agreement, the Notes, the Warrants, the Subscription Agreement and all other documents relating to the Offering (and all exhibits and supplements to such documents) constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

  MISCELLANEOUS.

.217  This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Company.

.218  This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

.219 Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be in writing and shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder, and shall be deemed sufficient upon receipt when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three (3) business days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below:

(i) All correspondence to the Company shall be addressed as follows:

Anpath Group, Inc.
116 Morlake Drive, Suite 201
Mooresville, NC 28117

Attention:	J. Lloyd Breedlove
Chief Executive Officer
Facsimile:	(704) 658-3358

(ii) All correspondence to any Investor shall be sent to such Investor at the address set forth in the Investor Counterpart Signature Page to the Subscription Agreement.

(iii) Any entity may change the address to which correspondence to it is to be addressed by written notification as provided for herein.

.220 The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

.221  Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

.222  This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

ANPATH GROUP, INC.

By:
J. Lloyd Breedlove Chief Executive Officer

THE INVESTOR’S SIGNATURE TO THE SUBSCRIPTION AGREEMENT SHALL CONSTITUTE THE INVESTOR’S SIGNATURE TO THIS REGISTRATION RIGHTS AGREEMENT.

Signature Page to Registration Rights Agreement

Exhibit A

Anpath Group, Inc.

Selling Stockholder Questionnaire

The undersigned beneficial owner of certain Notes convertible into shares (the “Conversion Shares”) of common stock, $0.0001 par value per share (the “Common Stock”), of Anpath Group, Inc. (the “Company ”) and Warrants to purchase shares of Common Stock (the “Warrant Shares” and collectively with the Conversion Shares, the “Registrable Securities”) understands that the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of ______________, 200__ (the “Registration Rights Agreement”), among the Company and the Investors named therein.   The purpose of this Questionnaire is to facilitate the filing of the Registration Statement under the Securities Act that will permit you to resell the Registrable Securities in the future. The information supplied by you will be used in preparing the Registration Statement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

QUESTIONNAIRE

1. Name.

(a)           Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Notes and Warrants of the Company beneficially owned:

Notes:	Warrants:

4. Broker-Dealer Status:

(a)           Are you a broker-dealer?

Yes ☐  No ☐

(b)	If your response to question 4(a) is “yes”, did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐  No ☐

Note: If your response to question 4(a) is “yes” and your response to question 4(b) is “no,” the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)           Are you an affiliate of a broker-dealer?

Yes ☐  No ☐

Note:  If yes, provide a narrative explanation below:

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐  No ☐

Note: If your response to question 4(c) is “yes” and your response to question 4(d) is “no,” the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities listed above in Item 3.

(a)
As of ___________, 2008, the Selling Stockholder owned outright (including shares registered in Selling Stockholder's name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in "street name" for its account), _________ shares of the Company's capital stock (excluding the Registrable Securities). If "zero," please so state.

(b)
In addition to the number of shares Selling Stockholder owned outright as indicated in Item 5(a) above, as of ________________, 2008, the Selling Stockholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to ______________ shares of the Company's capital stock (excluding the Registrable Securities). If "zero," please so state.

 If the answer to question 5(b) is not "zero," please complete the following tables:

Sole Voting Power:

Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Voting Power:

Number of Shares	With Whom Shared	Nature of Relationship

Sole Investment Power:

Number of Shares	Nature of Relationship Resulting in Sole Investment power

Shared Investment Power:

Number of Shares	With Whom Shared	Nature of Relationship

(b)
As of _____________, 2008, the Selling Stockholder had the right to acquire the following shares of the Company's common stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If “none,” please so state.

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions below:

7. Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached hereto as Annex A and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********
 The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Registration Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Registration Rights Agreement and each related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

Annex A
PLAN OF DISTRIBUTION

The selling stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which such shares are traded or in private transactions. These sales may be at fixed or negotiated prices. No short sales of the shares of common stock being offered for resale under this prospectus are permitted prior to the date that the registration statement, of which this prospectus forms a part, has been declared effective by the Securities and Exchange Commission.  The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers/dealers to participate in sales. Broker-dealers may receive commissions from the selling stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. However, with respect to the warrants upon exercise of such warrants by payment of cash, we will receive the exercise price of the warrants.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock may be deemed "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any discounts, commissions, concessions or profit they earn on any resale of the shares may be deemed to be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are deemed underwriters within the meaning of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. The selling stockholders have informed us that they do not have any agreement or understanding, directly or indirectly, with any persons to distribute the common stock.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We are required to pay certain fees and expenses incident to the registration of the shares.  We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

EXHIBIT B

Instrument of Adherence

Reference is hereby made to that certain Registration Rights Agreement, dated as of  ______, 200__, among Anpath Group, Inc. a Delaware corporation (the “Company”) and the Investors signatory thereto, as such agreement may be amended from time to time (the “Registration Rights Agreement”). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

The undersigned, in order to become the owner or holder of Notes in the aggregate principal amount of [$__________] convertible into [___________] Conversion Shares and/ or a Warrant or Warrants to purchase [_______] Warrant Shares, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement pursuant to Section 13 of the Registration Rights Agreement and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Investors. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

Executed as of the date set forth below under the laws of the State of New York.

Signature:__________________________
Name:
Title:

Accepted:
[___________________]

By:________________________
Name:
Title:

Date:______________, 20__